UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On June 22, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to report its financial results for the third fiscal quarter ended April 30, 2021. The information regarding the financial results for the third fiscal quarter ended April 30, 2021 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 22, 2021, the Company issued a news release to report its financial results for the third fiscal quarter ended April 30, 2021. Financial results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and all currency is in U.S. dollars.

Q3 FY2021 Financial Summary:

•	Reported Q3 FY2021 revenue of $7.16 million, a 13% increase over Q2 FY2021 ($6.32 million), and a 580% increase over Q3 FY2020 ($1.05 million);
•	Gross profit of $4.27 million, an increase in excess of 55% over Q2 FY2021 ($2.74 million);
•	Net Operating Income of $0.71 million, an increase of 268% over Q2 FY2021 ($0.19 million);
•	Net Loss of $ 0.25 million, an improvement of $0.90 million over Q2 FY2021 ($1.15 million net loss)
•	Positive Adjusted EBITDA of $1.54 million*, an improvement of 133% over Q2 FY2021 ($0.66 million);
•	Cash used in operating activities was $0.02 million for the nine months ended April 30, 2021 compared to $0.11 million for the six month period ended April 30, 2021, which indicates the Company was cash flow positive for the three month period ended April 30, 2021
•	Inventory of $3.52 million as of April 30, 2021;
•	At April 30, 2021, BaM had $1.32 million in cash and a working capital surplus of $1.96 million;
•	Total Assets were $42.21 million and Total Liabilities were $9.41 million at April 30, 2021;
•	109,077,778 common shares were issued and outstanding as of April 30, 2021 (109,077,778 as of June 21, 2021).

- 2 -

Operational Milestones for nine month period ending April 30, 2021 and to Date:

California:

•	ShowGrow Long Beach dispensary ownership transferred to 100% owned Body and Mind subsidiary to allow consolidation of revenues effective August 28, 2020;
•	ShowGrow San Diego dispensary has commenced delivery service in addition to curbside pickup and other on-line ordering purchase options;
•	The Company has executed a lease and received local approval for a cannabis manufacturing and distribution facility in California.

Nevada:

•	Received cannabis distribution license from the state of Nevada;
•	Body and Mind branded products sold through almost all dispensaries throughout Las Vegas and Nevada;
•	Completed expansion of new cultivation space and new flower rooms are in use providing an increase in cultivation output by approximately 20%;
•	Worked with brand partner Her Highness to launch their female-focused brand into the Las Vegas market.

Ohio:

•	NMG Ohio production facility construction complete and State operational approvals received;
•	Ownership of The Clubhouse dispensary outside Cleveland, Ohio transferred to a 100% owned Body and Mind subsidiary to allow consolidation of revenues effective September 4, 2020;
•	Rebranded the dispensary as Body and Mind in September 2020;
•	Commenced curbside and online express order purchasing options.

Arkansas:

•	Cultivation commenced with first plant batches in vegetative stage;
•	Body and Mind dispensary awarded “Best Dispensary in Arkansas” by Ark420.com;
•	Commenced delivery and online ordering purchase options;
•	The facility construction Capex is complete with approximately 3,500 square feet of retail and approximately 6,500 square feet constructed for future cultivation and packaging operations.

“The continued growth across all of our markets is reflected in our record quarterly results and clean balance sheet as our operations continue to increase revenue, gross profit and EBITDA across our cultivation, production and dispensary platforms,” stated Michael Mills, CEO of BaM. “In addition to growing revenues this quarter, our team has commenced cultivation in Arkansas and completed construction of the Ohio production facility. Both of these opportunities are expected to add revenue this fiscal year and allow expansion of Body and Mind branded offerings to new markets. Our development team is working on our California manufacturing and distribution opportunity and our licensing team continues to advance applications at state and local levels in our current states as well as applications in new states. Our team continues to actively review potential acquisitions and other opportunities to continue our growth and expansion.”

- 3 -

*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the Income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including the stock-based compensation expense, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net operating income (loss), which was presented above prior to the Adjusted EBITDA figure.

The unaudited consolidated interim financial statements for the quarter ended April 30, 2021 are available on SEDAR and EDGAR and should be read in connection with this news release.

The Company will be hosting earnings call on Wednesday, June 23nd, 2021 at 10:30 a.m. Eastern.

Participants can dial 1-888-664-6392 or 416-764-8659 and use confirmation number 03306817 .

A replay of the conference call will be available at 1-888-390-0541 until June 30, 2021. Please use replay number 306817 #

View the Body and Mind video at:

https://www.youtube.com/watch?v=x4Kv0IspqnY&list=PLpvtfnO6zJVIINtW_tLr3aeIuOpYqJmUR&index=3

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

- 4 -

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated June 22, 2021.

- 5 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: June 22, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

- 6 -